     ----------------------------------------------------------------------
                                    MORGAN STANLEY
                                 RUSSIA & NEW EUROPE
                                      FUND, INC.
     ----------------------------------------------------------------------




                                    ANNUAL REPORT
                                  DECEMBER 31, 1998
                        MORGAN STANLEY DEAN WITTER INVESTMENT
                                   MANAGEMENT INC.
                                  INVESTMENT ADVISER




                                    MORGAN STANLEY
                            RUSSIA & NEW EUROPE FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1998, the Morgan Stanley Russia & New Europe Fund, Inc. (The "Fund") had a total return, based on net asset value per share, of -50.62% compared to -57.84% for the Fund's benchmark (described below). For the period since the Fund's commencement of operations on September 30, 1996 through December 31, 1998, the Fund had a total return, based on net asset value per share, of -23.77% compared with -27.42% for its benchmark. For the period from September 30, 1996 to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, including dividends. Beginning December 31, 1997, The Fund's performance has been compared with the Russia and New Europe composite. This composite is comprised of the market capitalization weighted MSCI Local indices for Russia, Poland, the Czech Republic and Hungary. On December 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $9 13/16, representing a 22.4% discount to the Fund's net asset value per share.

Investor attention during 1998 focused on the turmoil surrounding the devaluation of the Russian ruble and declaration of a debt moratorium during the third quarter. Although the Russian economic crisis did not directly impact most countries, the default on its domestic debt sent shock waves throughout the emerging markets. Due to its proximity, Central Europe was hit particularly hard. Financial institutions that were directly hit by Russian losses sold the more liquid Central European securities. Asset prices fell across the region, particularly companies with exposure to Russia through exports or loans.

Although the crisis was a shock to the region's financial markets, it proved to be relatively short-lived as stock prices bottomed within 2 months. While the impact of the crisis will be severe for Russia, the economies of Central Europe proved to be both resilient and strongly integrated with Western
Europe.   All of the region's markets rebounded sharply during the fourth quarter. After reaching significantly depressed levels, the Russian market, which had been rapidly falling for almost a year, staged a rebound, rising 68%. Despite the strong year-end performance, the market finished the year down 82%. Poland, Hungary and the Czech Republic rallied 10%, 39%, and 15% respectively during the fourth quarter. The rally was not enough to bring Poland and Hungary into positive territory as those markets finished the year down 7% and 9%, respectively.

A combination of internal weaknesses and external shocks caused the Russian crisis. At the root of Russia's problems lay a basic fiscal imbalance--government expenditures significantly outpaced tax collection.
Due to capital flight and a high level of tax evasion, there was a lack of domestic investors. The government was forced to turn to short-term foreign capital to fill the gap--a problem that has plagued several emerging markets. Once sentiment turned negative and it became apparent that an anticipated increase in tax revenue collection was not forthcoming, foreigners pulled out. The crisis was exacerbated by the collapse in commodity prices, an important source of revenue for government coffers. Politics were also a factor as Yeltsin proved to be an ineffective leader during a time of crisis. After the devaluation, he dismissed Prime Minister Kiriyenko and put forth Viktor Chernomyrdin for the position, whom he had dismissed from that position five months earlier. Chernomyrdin, however, was unacceptable to the Russian communist-dominated parliament (the Duma). Yeltsin turned to Sergei Primakov, a 'moderate' communist and former member of the Soviet Politburo.

The situation faced by the new government in September was daunting. Due to poor tax collection and the severe economic contraction, taxes that were collected could not cover government expenditures and domestic investors were not able (and foreign investors unwilling) to finance government debt. Relations with the IMF were strained and lending from international agencies was not forthcoming. The Russian Central Bank (RCB) gradually increased the monetary base and looser monetary policy put downward pressure on the ruble. This, combined with the impact of the devaluation, led to a pick up in inflation with CPI rising 11% in December. At the end of the year, the Duma began to debate the 1999 budget. The IMF has stipulated that the passage of a realistic, austere budget is a pre-requisite for a continuation in loan disbursement. Although the Duma did pass the first of several readings of the budget before year-end, the budget's assumptions do not appear to be realistic and will not appease the IMF in its current form. Overall, the situation in Russia proved not to be as severe as some predicted earlier, thus allowing the market to stage a recovery from its bottom. Yet, the basic problems that confront the country remain unresolved. The Fund remains cautious on the country's prospects in the medium-term.

Turmoil in financial markets masked continued strong macroeconomic performance in Central Europe, particularly Poland and Hungary, which remained overweight positions in the Fund versus the benchmark at year-end. Poland's structural reform, namely the price liberalization of the early 1990s, coupled with the fall in food and commodity prices, continues to produce significant progress in reducing inflation. By the end of the year, inflation had fallen to 8.6%, which is below the government's original year-end target of 9.5%. The fall in inflation allowed the central bank to drastically cut interest rates throughout the year and led to a massive rally in Poland's bond market. The National Bank of Poland manages the zloty within a depreciating currency band. Aside from some short-term weakness during the third quarter, the currency has remained on the strong end of the band. The government has made progress in privatizing the remaining state-owned companies, successfully selling a 15% stake in TPSA, the monopoly telephone operator, during a generally difficult year end for raising capital in the emerging markets. Continued privatization demonstrates that the current ruling coalition is committed to structural reform. Foreign direct investment into Poland has accelerated and is set to reach $8 billion for the entire year, a clear indication of long- term investor confidence.

The Hungarian economy demonstrated similar characteristics to Poland. CPI fell dramatically during the year, reaching 11% by year-end and allowing for a significant fall in interest rates. Gross domestic product (GDP) growth during the year was robust, growing above 5% for most of the year, led by the manufacturing and export sectors. The third quarter of 1998 turmoil led to some capital flight from the country and the currency, the forint, moved to the weak end of the narrow currency band forcing the central bank to briefly intervene. But by the end of the year, the currency returned to the strong side of the band. Because both the Hungarian forint and the Polish zloty gradually depreciate over time, they do not appear overvalued or significantly exposed to a large correction. With the slowdown in Western Europe, Hungary and Poland are likely to witness weakening growth in 1999.
In addition, as both countries trade significantly with Europe, soft demand from countries such as Germany will reduce export growth markedly and have negative impact on the trade balance. Both countries will therefore likely suffer from a growing current account deficit, particularly during the first half of the year. A slowdown in domestic growth would depress domestic
demand and help offset the situation.   Progress towards eventual EU
integration continues at a stable pace as the formal negotiations began earlier in the year. At year-end, Polish and Hungarian stocks continued to represent significant weights in the Fund - over 60% of total assets on a combined basis. The Fund has taken large positions in telecommunication stocks, such as an 11% position in the Hungarian telecommunications company MATAV, which are domestically driven and generally insulated from international developments. The Fund also participated in the TPSA privatization, taking a 7% position in the stock. Since the offering, the stock has risen 11%.

The Czech economy remains in recession. GDP fell almost 3% during the third quarter and will likely finish the year down at least 1-2%. Economic austerity measures implemented in the aftermath of last year's forced crown
devaluation have taken their toll on the economy.   There are signals that
economic weakness will continue: inflation near year end turned negative; industrial production fell by as much as 10% year-on-year; and unemployment jumped to 7.5%. Rapidly falling domestic consumption is driving the recessionary pressures. The weaker economy, coupled with a fall in commodity imports, has led to lower inflation levels and, as in other countries in the region, has led to significant interest rate cuts. The depressed economic conditions has attracted fixed-income investors to the market in anticipation of interest rate cuts that strengthened the Czech crown. The political situation remains tenuous. The Social Democrat-led minority coalition is strained and at risk of falling apart. On the equity market, the Czech banks are likely to report major losses in 1998 due to a deterioration in loan quality across the region. Bad debts continue to grow and have led to the government bailout of the former state bank Ceska Sporitelna. The Fund remains underweight the Czech market, but will review the situation as the economic situation improves.

Finally, at a meeting held on February 18, 1999 the Fund's Board of Directors approved a change in the Fund's policies to require that the Fund invest no more than 25% of its assets in the energy sources industry. The Fund's prior policy had been to invest not less than 25% nor more than 40% of the Fund's assets in the energy sources industry.

Sincerely,

/s/ Michael F. Klein


Michael F. Klein
PRESIDENT AND DIRECTOR

January 1999


THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

Morgan Stanley Russia & New Europe Fund, Inc.
Investment Summary as of December 31, 1998 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


HISTORICAL
INFORMATION

                                                                        TOTAL RETURN (%)
                              ---------------------------------------------------------------------------------
                                  MARKET VALUE (1)           NET ASSET VALUE (2)               INDEX (3)
                              ----------------------       ----------------------        ----------------------
                                             AVERAGE                      AVERAGE                       AVERAGE
                              CUMULATIVE     ANNUAL        CUMULATIVE     ANNUAL         CUMULATIVE     ANNUAL
                              ----------     -------       ----------     -------        ----------     -------
          One Year             -57.34%       -57.34%         -50.62%      -50.62%          -57.84%      -57.84%
          Since Inception*     -40.87        -20.81          -23.77       -11.36           -27.42       -13.27

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                         [GRAPH]

                                            PERIOD FROM            YEAR ENDED DECEMBER 31,
                                        SEPTEMBER 30, 1996*
                                        TO DECEMBER 31, 1996          1997           1998
                                        --------------------       ----------     ----------
Net Asset Value Per Share. . . . .           $  20.77              $  26.59       $  12.65
Market Value Per Share . . . . . .           $  18.00              $  23.88       $   9.81
Premium/(Discount) . . . . . . . .              -13.3%                -10.2%         -22.4%
Income Dividends . . . . . . . . .           $   0.07                    --             --
Capital Gains Distributions. . . .                 --              $   3.68       $   0.67
Fund Total Return (2). . . . . . .               4.18%                48.19%        -50.62%
Index Total Return (3) . . . . . .               9.25%                48.23%        -57.84%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) For the period from the commencement of operations to December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International
     (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends. Beginning December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary.
 *   The Fund commenced operations on September 30, 1996.

Morgan Stanley Russia & New Europe Fund, Inc.
Portfolio Summary as of December 31, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                     (97.7%)
Short-Term Investments                 (2.3%)

-------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Other                                  (5.9%)
Telecommunications                    (25.0%)
Multi-Industry                         (5.7%)
Health & Personal Care                 (2.8%)
Banking                               (18.8%)
Broadcasting & Publishing              (2.0%)
Consumer Goods                         (1.0%)
Construction & Housing                 (1.0%)
Data Processing & Reproduction         (7.3%)
Electronic Components, Instruments     (3.0%)
Energy Sources                        (27.5%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Other                                  (3.9%)
Croatia                                (2.8%)
Czech Republic                         (8.3%)
Russia                                (18.4%)
Hungary                               (34.4%)
Poland                                (32.2%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                           PERCENT OF
                                                           NET ASSETS
                                                           ----------
     1. MOL Magyar Olaj-es Gazipari Rt. (Hungary)            14.7%
     2. Matav Rt. (Hungary)                                  10.8
     3. OTP Bank Rt. (Hungary)                                8.3
     4. Telekomunikacja Polska (Poland)                       7.0
     5. LUKoil Holdings (Russia)                              6.8
     6. Elektrim (Poland)                                     5.7
     7. SPT Telekom (Czech Republic)                          5.4
     8. Surgutneftegaz (Russia)                               4.7
     9. Prokom (Poland)                                       4.4
     10. Wielkopolski Bank Kredytowy (Poland)                 3.0
                                                             ----
                                                             70.8%
                                                             ----
                                                             ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 1998

                                                                     VALUE
                                                     SHARES           (000)
---------------------------------------------------------------------------
COMMON STOCKS (95.3%)
(Unless otherwise noted)
---------------------------------------------------------------------------
CROATIA (2.8%)
HEALTH & PERSONAL CARE
     Pliva d.d. GDR                             102,600       U.S.$   1,703
                                                              -------------
---------------------------------------------------------------------------
CZECH REPUBLIC (8.3%)
BANKING
(a) Komercni Banka                               12,100                 149
(a)Komercni Banka GDR                            54,000                 216
                                                              -------------
                                                                        365
                                                              -------------
BROADCASTING & PUBLISHING
(a)  Ceske Radiokomunikace GDR                   25,688                 828
                                                              -------------
TELECOMMUNICATIONS
(a) SPT Telecom                                 213,100               3,256
                                                              -------------
UTILITIES -- ELECTRICAL & GAS
(a)  Czech Power Co.                             24,800                 558
                                                              -------------
                                                                      5,007
                                                              -------------
---------------------------------------------------------------------------
HUNGARY (34.4%)
BANKING
     OTP Bank Rt.                               100,366               5,011
                                                              -------------
ENERGY SOURCES
     MOL Magyar Olaj-es Gazipari Rt. GDR        320,270               8,848
                                                              -------------
LEISURE & TOURISM
(a)  Danubius Hotel and Spa Rt.                  16,551                 345
                                                              -------------
TELECOMMUNICATIONS
(a)  Matav Rt. ADR                              219,040               6,530
                                                              -------------
                                                                     20,734
                                                              -------------
---------------------------------------------------------------------------
POLAND (32.2%)
BANKING
     Bank Slaski                                    975                  51
     BIG Bank Gdanski                           488,694                 439
     BIG Bank Gdanski GDR                        24,523                 332
     BPH                                         10,586                 627
     BRE                                         58,283               1,345
     Powszechny Bank Kredytowy                   62,780               1,342
     Wielkopolski Bank Kredytowy                291,343               1,834
                                                              -------------
                                                                      5,970
                                                              -------------
BEVERAGES & TOBACCO
(a)  Okocimskie Zaklady Piwowarskie              26,386                 154
                                                              -------------
CONSTRUCTION & HOUSING
(a)  Exbud                                       53,571                 463
(a)  Exbud GDR                                   18,335                 158
                                                              -------------
                                                                        621
                                                              -------------
CONSUMER GOODS
     Zwyiec                                       5,198                 622
                                                              -------------
DATA PROCESSING & REPRODUCTION
     Prokom GDR                                 141,660               2,670
     Softbank                                    21,300                 552
     Softbank GDR                                44,550               1,181
                                                              -------------
                                                                      4,403
                                                              -------------
---------------------------------------------------------------------------
MULTI-INDUSTRY
     Elektrim                                    315,086      U.S.$   3,411
                                                              -------------
TELECOMMUNICATIONS
(a)  Telekomunikacja Polska GDR                 825,000               4,207
                                                              -------------
                                                                     19,388
                                                              -------------
---------------------------------------------------------------------------
RUSSIA (17.6%)
BEVERAGES & TOBACCO
(a)  SUN Brewing Ltd. GDR                        50,000                 123
                                                              -------------
BROADCASTING & PUBLISHING
(a,b)Storyfirst Communications 'A'
  (Preferred)                                     1,920                 340
                                                              -------------
ELECTRONIC COMPONENTS, INSTRUMENTS
     Unified Energy Systems ADR                  28,700                  93
(a)  Unified Energy Systems GDR                 533,940               1,735
                                                              -------------
                                                                      1,828
                                                              -------------
ENERGY SOURCES
     Gazprom ADR                                 98,800                 837
(a)  LUKoil Holdings                            197,000                 798
     LUKoil Holdings ADR                        204,920               3,279
     Surgutneftegaz ADR                         802,300               2,808
                                                              -------------
                                                                      7,722
                                                              -------------
TELECOMMUNICATIONS
(a,b)  Mustcom                                5,356,352                 605
                                                              -------------
                                                                     10,618
                                                              -------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$65,819)                                                  57,450
                                                              -------------
---------------------------------------------------------------------------

                                                  FACE
                                                AMOUNT
                                                  (000)
---------------------------------------------------------------------------
DEBT INSTRUMENTS (0.8%)
---------------------------------------------------------------------------
RUSSIA (0.8%)
TELECOMMUICATIONS (0.8%)
(b)  Svyazinvest (Cost U.S.$3,146)        U.S.  $ 3,146                 491
                                                              -------------
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.3%)
---------------------------------------------------------------------------
UNITED STATES (2.3%)
REPURCHASE AGREEMENT
     Chase Securities, Inc. 4.45%,
          dated 12/31/98, due 1/4/99,
          to be repurchased at
          U.S.$1,383, collateralized by
          U.S.$1,015 United States
          Treasury Bonds, 10.375%, due
          11/15/12, valued at U.S.$1,420
     (Cost U.S.$1,382)                    U.S.  $ 1,382               1,382
                                                              -------------
---------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                                                 AMOUNT              AMOUNT
                                                   (000)               (000)
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
     CUSTODIAN (0.0%)
     British Pound
     (Cost U.S.$4)                       GBP          2       U.S. $      4
                                                              -------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%)
 (Cost U.S.$70,351)                                                  59,327
                                                              -------------
---------------------------------------------------------------------------
OTHER ASSETS (3.5%)
     Cash                                U.S.$      871
     Receivable for Investments Sold                672
     Interest Receivable                            420
     Dividends Receivable                            88
     Deferred Organization Costs                     44
     Other Assets                                     3               2,098
                                         --------------       -------------
---------------------------------------------------------------------------
LIABILITIES (-1.9%)
     Payable For:
       Investments Purchased                       (888)
       Investment Advisory Fees                     (78)
       Professional Fees                            (58)
       Shareholder Reporting Expenses               (32)
       Administrative Fees                          (11)
       Directors' Fees and Expenses                 (10)
       Custodian Fees                                (2)
     Other Liabilities                              (37)             (1,116)
                                         --------------       -------------
---------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 4,767,248, issued and
       outstanding U.S.$0.01 par value shares
       (500,000,000 shares authorized)                        U.S.$  60,309
                                                              -------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$   12.65
                                                              -------------
---------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
     Common Stock                                             U.S.$      48
     Capital Surplus                                                 97,026
     Undistributed Net Investment Income                                  1
     Accumulated Net Realized Loss                                  (25,720)
     Unrealized Depreciation on Investments
       and Foreign Currency Translations                            (11,046)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              U.S.$  60,309
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------

(a)  -- Non-income producing
(b) -- Security valued at fair value -- see note A-1 to financial statements.
ADR  -- American Depositary Receipt
GDR  -- Global Depositary Receipt


SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1998

                                                                    PERCENT
                                                   VALUE             OF NET
INDUSTRY                                            (000)            ASSETS
---------------------------------------------------------------------------
Banking                                  U.S.$   11,346               18.8%
Beverages & Tobacco                                 277                 0.5
Broadcasting & Publishing                         1,168                 2.0
Construction & Housing                              621                 1.0
Consumer Goods                                      622                 1.0
Data Processing & Reproduction                    4,403                 7.3
Electronic Components, Instruments                1,828                 3.0
Energy Sources                                   16,570                27.5
Health & Personal Care                            1,703                 2.8
Leisure & Tourism                                   345                 0.6
Multi-Industry                                    3,411                 5.7
Telecommunications                               15,089                25.0
Utilities -- Electrical & Gas                       558                 0.9
Other                                             1,386                 2.3
                                         --------------                ----
                                         U.S.$   59,327                98.4%
                                         --------------                ----
                                         --------------                ----
---------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1998

                                                                    PERCENT
                                                   VALUE             OF NET
COUNTRY                                             (000)            ASSETS
---------------------------------------------------------------------------
Croatia                                  U.S.$    1,703                 2.8%
Czech Republic                                    5,007                 8.3
Hungary                                          20,734                34.4
Poland                                           19,388                32.2
Russia                                           11,109                18.4
United States (short-term investments)            1,382                 2.3
Other                                                 4                 0.0
                                         --------------                ----
                                         U.S.$   59,327                98.4%
                                         --------------                ----
                                         --------------                ----
---------------------------------------------------------------------------



  The accompanying notes are an integral part of the financial statements.

                                                                                                           YEAR ENDED
                                                                                                         DECEMBER 31, 1998
STATEMENT OF OPERATIONS                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends ........................................................................................   U.S. $         648
    Interest .........................................................................................                  898
    Less: Foreign Taxes Withheld .....................................................................                  (34)
---------------------------------------------------------------------------------------------------------------------------
      Total Income ...................................................................................                1,512
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees ........................................................................                 1,488
    Custodian Fees ..................................................................................                   360
    Administrative Fees .............................................................................                   158
    Shareholder Reporting Expenses ..................................................................                   146
    Professional Fees ...............................................................................                   109
    Directors' Fees and Expenses ....................................................................                    20
    Amortization of Organization Costs ..............................................................                    16
    Other Expenses ..................................................................................                    38
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses ................................................................................                 2,335
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Loss .........................................................................                  (823)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold ......................................................................               (25,614)
    Foreign Currency Transactions ...................................................................                  (258)
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss .............................................................................               (25,872)
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments .....................................................................               (40,893)
    Appreciation on Foreign Currency Translations....................................................                    61
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ................................................               (40,832)
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation ..........................               (66,704)
---------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................    U.S.$      (67,527)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 1998 DECEMBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                          (000)             (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Loss ..............................................................     U.S.$      (823)     U.S.$  (1,921)
  Net Realized Gain (Loss)..........................................................             (25,872)            23,151
  Change in Unrealized Appreciation/Depreciation ...................................             (40,832)            26,306
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ..................             (67,527)            47,536
---------------------------------------------------------------------------------------------------------------------------

Distributions:
  Net Realized Gains ...............................................................                  --            (18,410)
  In Excess of Net Realized Gains ..................................................              (3,351)                --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions ..............................................................              (3,351)           (18,410)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (32,748 and 0 shares, respectively) ................                 579                 --
  Repurchase of Shares (270,500 and 0 shares, respectively) ........................              (2,463)                --
---------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Capital Share Transactions .............              (1,884)                --
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ........................................................             (72,762)            29,126
Net Assets:
  Beginning of Period ..............................................................             133,071            103,945
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income/(accumulated net
    investment loss) of U.S.$1 and U.S.$(62), respectively).........................       U.S.$  60,309     U.S.$  133,071
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                                          YEAR ENDED DECEMBER 31,            PERIOD FROM
                                                                    ---------------------------------  SEPTEMBER 30, 1996* TO
SELECTED PER SHARE DATA AND RATIOS:                                       1998               1997         DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD. . . . . . . . . . . . . . .   U.S.$  26.59       U.S.$   20.77       U.S.$   20.00
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss). . . . . . . . . . . . . . . . . . .          (0.17)              (0.38)               0.06
Net Realized and Unrealized Gain (Loss) on Investments. . . . . .         (13.21)               9.88                0.78
-----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations . . . . . . . . . . . . . .         (13.38)               9.50                0.84
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income. . . . . . . . . . . . . . . . . . . .             --                  --               (0.07)
     Net Realized Gain. . . . . . . . . . . . . . . . . . . . . .             --               (3.68)                 --
     In Excess of Net Realized Gain . . . . . . . . . . . . . . .          (0.67)                 --                  --
-----------------------------------------------------------------------------------------------------------------------------
          Total Distributions . . . . . . . . . . . . . . . . . .          (0.67)              (3.68)              (0.07)
-----------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased. . . . . . . . . . . .           0.11                  --                  --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD. . . . . . . . . . . . . . . . . .   U.S.$  12.65       U.S.$   26.59       U.S.$   20.77
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD . . . . . . . . . . . . . .   U.S.$   9.81       U.S.$   23.88       U.S.$   18.00
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
     Market Value . . . . . . . . . . . . . . . . . . . . . . . .         (57.34)%            53.53%               (9.72)%
     Net Asset Value (1). . . . . . . . . . . . . . . . . . . . .         (50.62)%            48.19%                4.18%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) . . . . . . . . . . . . . .   U.S.$ 60,309       U.S.$ 133,071       U.S.$ 103,945
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . .           2.51%               2.50%               3.30%**
Ratio of Net Investment Income (Loss) to Average Net Assets . . .          (0.89)%             (1.27)%              1.15%**
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . .             96%                 71%                  2%
-----------------------------------------------------------------------------------------------------------------------------

  *  Commencement of Operations.
 **  Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statement

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
-----------

     Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund may utilize:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commit-ments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is re-corded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies", net operating losses and the timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as global custodian for the Fund's assets.

D. For the year ended December 31, 1998, the Fund made purchases and sales totaling $85,897,000 and $95,631,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1998, the U.S. Federal income tax cost basis of securities was $70,349,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $11,026,000, of which $7,472,000 related to appreciated securities and $18,498,000 related to depreciated securities. At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $23,890,000 available to offset future capital gains which will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1998, the Fund elects to defer to January 1, 1999 for U.S. Federal income tax purposes, post-October capital losses of $1,827,000.

E. A significant portion of the Fund's assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

F. In connection with its organization the Fund incurred $80,000 of organization costs. The organization costs have been amortized on a straight-line basis over a five year period beginning September 30, 1996, the date the Fund commenced operations. Due to a change in accounting guidance, the balance of unamortized organization costs at December 31, 1998 will be charged to expense in 1999.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1998 totaled $10,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1998, the Fund repurchased 270,500 shares or 5.37% of its Common Stock at an average price per share of $9.05 and an average discount of 18.02% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1998, the Fund designates $750,000 as long-term capital gain distribution at the 20% tax bracket.

REPORT OF INDEPENDENT ACCOUNTANTS
--------

To the Shareholders and Board of Directors of Morgan Stanley Russia & New Europe Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 30, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   Morgan Stanley Russia & New Europe Fund, Inc.
                   American Stock Transfer & Trust Company
                   Dividend Reinvestment and Cash Purchase Plan
                   40 Wall Street
                   New York, NY 10005
                   1-800-278-4353


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